UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 5, 2008

Date of Report (date of earliest event reported)

EAST WEST BANCORP, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-24939

Delaware	95-4703316
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

135 N Los Robles Ave., 7th Floor, Pasadena, California 91101

(Address of principal executive offices including zip code)

(626) 768-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On December 5, 2008, East West Bancorp (the “Registrant”) entered into a letter agreement, including the Securities Purchase Agreement – Standard Terms incorporated by reference therein (the “Purchase Agreement”), with the United States Department of the Treasury (the “Treasury”), pursuant to which the Registrant agreed to issue and sell (i) 306,546 shares of the Registrant’s Fixed Rate Cumulative Perpetual Preferred Stock, Series B, par value $0.001 per share (the “Series B Preferred Stock”) and (ii) a warrant (the “Warrant”) to purchase 3,035,109 shares of the Registrant’s common stock, par value $0.001 per share (the “Common Stock”), for an aggregate purchase price of $306,546,000 in cash. The Purchase Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

The Series B Preferred Stock will qualify as Tier 1 capital and will pay cumulative dividends at a rate of 5% per annum for the first five years, and thereafter at a rate of 9% per annum, if, as, and when declared by the Registrant’s Board of Directors out of funds legally available therefor.  Subject to the approval of the Board of Governors of the Federal Reserve System, the Preferred Shares are redeemable at the option of the Registrant at 100% of their liquidation preference (plus any accrued and unpaid dividends), provided, however, that the Preferred Shares may be redeemed prior to the first dividend payment date falling after the third anniversary of the Closing Date (February 15, 2012) only if (i) the Registrant has raised aggregate gross proceeds in one or more Qualified Equity Offerings (as defined in the Purchase Agreement) in excess of $76,636,500, and (ii) the aggregate redemption price does not exceed the aggregate net proceeds from such Qualified Equity Offerings.  The restrictions on redemption are set forth in the Certificate of Designations described in Item 5.03 below and are incorporated herein by reference.

The Warrant has a 10-year term and is immediately exercisable upon its issuance, with an exercise price, subject to certain anti-dilution and other adjustments, equal to $15.15 per share of Common Stock. The Warrant, dated December 5, 2008, is attached as Exhibit 4.2 hereto and is incorporated herein by reference.

The Series B Preferred Stock and the Warrant were sold in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. Upon the request of the Treasury at any time, the Registrant has agreed to promptly enter into a deposit arrangement pursuant to which the Series B Preferred Stock may be deposited and depositary shares (“Depositary Shares”), representing fractional shares of Series B Preferred Stock, may be issued. The Registrant has agreed to register the Series B Preferred Stock, the Warrant, the shares of Common Stock underlying the Warrant (the “Warrant Shares”) and Depositary Shares, if any, as soon as practicable after the date of the issuance of the Series B Preferred Stock and the Warrant. Neither the Series B Preferred Stock nor the Warrant will be subject to any contractual restrictions on transfer, except that the Treasury may only transfer or exercise an aggregate of one-half of the Warrant Shares prior to the earlier (i) the date on which the Registrant has received aggregate gross proceeds of not less than $306,546,000 from one or more Qualified Equity Offerings and (ii) December 31, 2009.  In the event the Registrant completes one or more Qualified Equity Offerings on or prior to December 31, 2009 that result in the Registrant receiving aggregate gross proceeds of at least $306,546,000, the number of Warrant Shares underlying the portion of the Warrant then held by the U.S. Treasury will be reduced by one-half of the Warrant Shares originally covered by the Warrant.

The Purchase Agreement pursuant to which the Preferred Shares and the Warrant were sold contains limitations on the payment of dividends or distributions on the Common Stock and on the Registrant’s ability to repurchase, redeem or acquire its Common Stock or other securities, as described in Item 3.03 below and incorporated herein by reference.

Under the Purchase Agreement, the Registrant will be subject to certain executive compensation limits included under the Emergency Economic Stabilization Act of 2008 (the “EESA”) and related guidance and regulations.  Among other things, in the Purchase Agreement, the Registrant agreed that, until such time as the Treasury ceases to own any debt or equity securities of the Registrant acquired pursuant to the Purchase Agreement or the Warrant, the Registrant will take all necessary action to ensure that its compensation, bonus, incentive and other benefit plans, arrangements and agreements with respect to its senior executive officers (within the meaning of EESA) comply with Section 111(b) of the EESA as implemented by any guidance or regulation under the EESA that has been issued and is in effect as of the date of issuance of the Series B Preferred Stock, and further agreed to not adopt any such plans, arrangements or agreements with respect to, or which covers, its senior executive officers that do not comply with the EESA, and the applicable executives have consented to the foregoing.  The Registrant’s senior executive officers have agreed that all of the compensation, bonus, incentive and other benefit plans, arrangements and agreements of the Registrant applicable to them are amended to comply with the EESA and the relevant guidance and regulations.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

Upon issuance of the Series B Preferred Stock on December 5, 2008, pursuant to the terms of the Purchase Agreement, the ability of the Registrant to declare or pay dividends or distributions on, or purchase, redeem or otherwise acquire for consideration, shares of its Junior Stock (as defined in the Purchase Agreement) and Parity Stock (as defined in the Purchase Agreement) will be subject to restrictions, including the Registrant’s restriction against increasing Common Stock dividends from current levels. The redemption, purchase or other acquisition of trust preferred securities of the Registrant or its affiliates also will be restricted. These restrictions will terminate on the earlier of (a) the third anniversary of the date of issuance of the Series B Preferred Stock and (b) the date on which the Series B Preferred Stock has been redeemed in whole or the Treasury has transferred all of the Series B Preferred Stock to third parties.

In addition, pursuant to the Certificate of Designations, the ability of the Registrant to declare or pay dividends or distributions on, or repurchase, redeem or otherwise acquire for consideration, shares of its Junior Stock and Parity Stock will be subject to restrictions in the event that the Registrant fails to declare and pay full dividends (or declare and set aside a sum sufficient for payment thereof) on its Series B Preferred Stock. These restrictions are set forth in the Certificate of Designations described in Item 5.03 and are incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e)           The information concerning executive compensation set forth under “Item 3.02 Unregistered Sales of Equity Securities” is incorporated by reference into this Item 5.02.

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On December 3, 2008, the Registrant filed a Certificate of Designations (the “Certificate of Designations”) with the Delaware Secretary of State for the purpose of amending its Restated Certificate of Incorporation to fix the designations, preferences, limitations and relative rights of the Series B Preferred Stock. The Series B Preferred Stock has a liquidation preference of $1,000 per share. The Certificate of Designations is filed as an exhibit to this Report on Form 8-K as Exhibit 3.1, and is incorporated by reference into this Item 5.03.

ITEM 7.01 REGULATION FD DISCLOSURE

On December 5, 2008, the Registrant issued a press release regarding the Registrant’s issuance to the Treasury of the Series B Preferred Stock and the Warrant. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

3.1,4.1	Certificate of Designations for the Series B Preferred Stock
4.2	Warrant for Purchase of Shares of Common Stock
4.3	Form of Preferred Share Certificate for Fixed Rate Cumulative Perpetual Preferred Stock, Series B
10.1

Letter Agreement, dated December 5, 2008, including Securities Purchase Agreement – Standard Terms incorporated by reference therein, by and between the Registrant and the United States Department of the Treasury

10.2	Form of Waiver, executed by each of Wellington Chen, Donald Chow, Julia Gouw, Douglas P. Krause, and Dominic Ng
10.3	Form of Consent, executed by each of Wellington Chen, Donald Chow, Julia Gouw, Douglas P. Krause, and Dominic Ng

99.1	Press Release dated December 5, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAST WEST BANCORP

	By:	/s/ Douglas P. Krause
Douglas P. Krause
Executive Vice President, General
Counsel and Corporate Secretary

Date: December 5, 2008

EXHIBIT INDEX

Exhibit No.	Number Description
3.1,4.1	Certificate of Designations for the Series B Preferred Stock
4.2	Warrant for Purchase of Shares of Common Stock
4.3	Form of Preferred Share Certificate for Fixed Rate Cumulative Perpetual Preferred Stock, Series B
10.1

Letter Agreement, dated December 5, 2008, including Securities Purchase Agreement – Standard Terms incorporated by reference therein, by and between the Registrant and the United States Department of the Treasury

10.2	Form of Waiver, executed by each of Wellington Chen, Donald Chow, Julia Gouw, Douglas P. Krause, and Dominic Ng
10.3	Form of Consent, executed by each of Wellington Chen, Donald Chow, Julia Gouw, Douglas P. Krause, and Dominic Ng
99.1	Press Release dated December 5, 2008